Exhibit 10.2

Execution Version

ADDITIONAL LENDER SUPPLEMENT

ADDITIONAL LENDER SUPPLEMENT, dated as of November 22, 2022 (this “Supplement”), by and among each of the signatories hereto, to the Amended and Restated LC Credit Agreement, dated as of October 17, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weatherford International Ltd., a Bermuda exempted company (“WIL-Bermuda”), Weatherford International, LLC, a Delaware limited liability company (“WIL-Delaware”), any other Borrower party thereto, Weatherford International plc, an Irish public limited company (“Parent”), the Lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent for the Lenders, and the Issuing Banks from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings specified therefor in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 4.13 of the Credit Agreement, the Borrowers have the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments under the Credit Agreement by requesting one or more Persons meeting the qualifications set forth in such Section 4.13 to provide the Specific Incremental Commitment Increase;

WHEREAS, the Credit Agreement provides in Section 4.13 thereof that any Person providing a Specific Incremental Commitment Increase must be a Specific Additional Lender and otherwise meet the requirements set forth in such Section 4.13;

WHEREAS, immediately prior to giving effect to this Supplement, the undersigned was not a Lender under the Credit Agreement, but now desires to become a party thereto as a Lender thereunder;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.            The undersigned agrees to be bound by the provisions of the Credit Agreement as a Lender thereunder and agrees that it shall, as of the date of this Supplement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Performance LC Commitment equal to $22,500,000 and a Revolving Credit Commitment equal to $7,500,000 (which shall be available only for participations in Revolving Performance Letters of Credit and Financial Standby Letters of Credit and not for Loans).

2.            The undersigned (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Supplement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it has delivered to Parent and the Administrative Agent the forms required under Sections 5.02(c) and 5.02(e) of the Credit Agreement and an Assignee Certificate, in each case duly completed and executed by the undersigned, and (iii) it is not subject under current law to any withholding tax on amounts payable to it under the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) irrevocably designates, appoints and authorizes the Administrative Agent as the agent of such Lender under the Credit Agreement and the other Loan Documents; (e) irrevocably authorizes the Administrative Agent to take such actions on its behalf under the provisions of the Credit Agreement and the other Loan Documents, including execution of the other Loan Documents, and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Agreement and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

3.            The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:

ATB Financial

Suite 600, 585 8th Ave S.W.

Calgary, AB T2P 1G1

4.            The Borrowers hereby represent and warrant that no Default or Event of Default has occurred and is continuing on and as of the date hereof both immediately before and after giving effect to the increase in Commitments contemplated herein.

5.            Terms defined in the Credit Agreement shall have their respective defined meanings when used herein.

6.            This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

7.            This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

8.            The Borrowers hereby designate ATB Financial as an Issuing Bank and, immediately upon execution of this Supplement, the parties hereto hereby agree that ATB Financial shall have an LC Commitment of $30,000,000. This Supplement shall constitute the “Issuing Bank Agreement” with respect to ATB Financial for purposes of Section 3.01(l) of the Credit Agreement.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

ATB Financial

By:	/s/ Amish Patel
Name: Amish Patel
Title: Director

By:	/s/ Wes Jardine
Name: Wes Jardine
Title: Managing Director

[Signature Page – Additional Lender Supplement]

Accepted and agreed to as of the date first written above:

WIL-BERMUDA:

WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company

By:	/s/ Maximiliano A. Kricorian
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

WIL-Delaware:

WEATHERFORD INTERNATIONAL, LLC,
a Delaware limited liability company

By:	/s/ Maximiliano A. Kricorian
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

WIL-CANADA:

WEATHERFORD CANADA LTD,
an Alberta corporation

By:	/s/ Pamela M. Webb
Name: Pamela M. Webb
Title: Director

[Signature Page – Additional Lender Supplement]

PARENT:

SIGNED for and on behalf of
WEATHERFORD INTERNATIONAL PUBLIC LIMITED COMPANY
by its lawfully appointed attorney:

In the presence of:

/s/ Pam Davis	/s/ Christine M. Morrison
Signature of Witness	Signature of Attorney

Pam Davis	Christine M. Morrison
Print Name of Witness	Print Name of Attorney

2000 St. James Place Houston, TX 77056
Address of Witness

Paralegal
Occupation of Witness

[Signature Page – Additional Lender Supplement]

Consented to and acknowledged as of the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Michael Janak
Name: Michael Janak
Title: Managing Director

[Signature Page – Additional Lender Supplement]